UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

JMP Group Inc.

(Exact name of registrant as specified in its charter)
Commission File Number: 001-33448
Delaware (State or other jurisdiction of incorporation)	20-1450327 (IRS Employer Identification No.)
600 Montgomery Street, Suite 1100 San Francisco, CA 94111 (Address of principal executive offices, including zip code)
415-835-8900 (Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 3, 2013, entities sponsored by JMP Group Inc. (the “Company”) priced a $343.8 million collateralized loan obligation (“CLO”). The senior notes offered in this proposed transaction (the “Secured Notes”) will be issued by JMP Credit Advisors CLO II Ltd., a newly formed special purpose Cayman vehicle (the “Issuer”), and co-issued in part by JMP Credit Advisors CLO II LLC, a newly formed special purpose Delaware vehicle (the “Co-Issuer”), and will be backed by a diversified portfolio of broadly syndicated leveraged loans. The Secured Notes are expected to be issued in multiple tranches and are expected to be rated by Standard & Poor's Ratings Services and, in respect of certain tranches, Moody's Investors Service, Inc. The Secured Notes were priced with a weighted average coupon of three-month LIBOR plus 1.86%. The Company, through a wholly-owned subsidiary, is expected to retain $17.3 million (representing 72.8% of the face amount to be issued) of the subordinated notes of the Issuer (the “Subordinated Notes”). The Subordinated Notes will not bear interest and will not be rated. The proposed transaction is subject to a number of closing conditions which, if timely satisfied, will result in a closing expected to be on April 30, 2013. The Company will make a filing with the Securities and Exchange Commission after the closing with the details regarding the number of tranches, ratings, maturity dates, non-call periods, reinvestment periods and other material terms. Pursuant to the applicable accounting literature, the Company expects that it will consolidate the operations of the Issuer and Co-Issuer into its financial statements as of the closing of the proposed transaction.

The Secured Notes and the Subordinated Notes will be sold in a private placement transaction and will not be registered under the United States Securities Act of 1933, as amended, or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or any applicable exemption from registration.

Cautionary Statement Regarding Forward-Looking Statements

The information furnished in this Current Report on Form 8-K contains “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “will” and “expects” and similar expressions are forward-looking statements. For example, the Company’s expectation of securities ratings, the terms of the Secured Notes and the Unsecured Notes, the consolidation of financial statements and the closing of the transaction are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, changes in market conditions, failure to close the proposed transaction for any reason, the inability to issue asset-backed securities, changes to securities ratings and other factors outside of the Company’s control. Except as otherwise required by law, the Company undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP INC.

Date: April 9, 2013	By:	/s/ Scott Solomon
Scott Solomon
Chief Legal Officer and Secretary